UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2007

RITA Medical Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30959	94-3199149
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46421 Landing Parkway, Fremont CA 94538
(Address of Principal Executive Offices) (Zip Code)

(510) 771-0400
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

EXPLANATORY NOTE

We are filing this Form 8-K/A to correct a typographical error in our Form 8-K as filed with the Securities and Exchange Commission (“SEC”) on January 25, 2007. Such report is hereby restated in its entirety as follows:

Item 8.01 - Other Events.

On January 25, 2007, AngioDynamics, Inc. (“Angio”) and RITA Medical Systems, Inc. (“RITA”) disclosed that pursuant to the terms of their previously announced Agreement and Plan of Merger and based on the average closing price of Angio common stock for the ten trading days ended on January 24, 2007, the third trading day prior to the RITA special meeting of stockholders, to be held January 29, 2007, at the effective time of the merger each share of RITA common stock would be convertible into the right to receive 0.1722 of a share of the common stock of Angio and $0.515 in cash.

The closing of the merger is scheduled to occur on or about January 29, 2007, subject to the approval of the merger by RITA stockholders and the approval of the issuance of shares as merger consideration by Angio stockholders.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, RITA and Angio have filed relevant materials with the SEC, including a registration statement on Form S-4 that contains a prospectus and a joint proxy statement. INVESTORS AND SECURITY HOLDERS OF ANGIO AND RITA ARE URGED TO READ THE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ANGIO, RITA AND THE PROPOSED MERGER. The joint proxy statement, prospectus and other relevant materials, and any other documents filed by Angio or RITA with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Angio or RITA by directing a written request to: Angio, Inc., 603 Queensbury Avenue, Queensbury, New York 12804, Attention: Chief Financial Officer or RITA Medical Systems, Inc., 46421 Landing Parkway, Fremont, California 94538, Attention: Corporate Secretary. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

Angio, RITA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of RITA and Angio in connection with the proposed merger. Information about those executive officers and directors of Angio and their ownership of common stock of Angio is set forth in Angio’s Form 10-K for the fiscal year ended June 3, 2006 (the “Angio 2006 10-K”), and the proxy statement for Angio 2006 Annual Meeting of Stockholders, which was filed with the SEC on September 22, 2006. Information about the executive officers and directors of RITA and their ownership of RITA common stock is set forth in the proxy statement for RITA’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2006. Investors and security holders may obtain additional information regarding the direct and indirect interests of Angio, RITA and their respective executive officers and directors in the proposed merger by reading the joint proxy statement and prospectus regarding the proposed merger.

Forward-Looking Statements

This document and its attachments include “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as “may,” “will,” “predict,” “project,” “might,” “expect,” “believe,” “anticipate,” “plan,” “intend,” “potential,” “could,” “would,” “should,” “estimate,” “seek,” “continue,” “pursue,” or “our future success depends,” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, future actions, strategies, future performance, future financial results of Angio and RITA and the proposed merger. These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of Angio and RITA may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors as well as other factors described from time to time in Angio’s and RITA’s reports filed with the SEC, including the Angio 2006 10-K and RITA’s Form 10-K for the year ended December 31, 2005; financial community and rating agency perceptions of Angio and RITA; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; the ability to timely and cost-effectively integrate RITA into Angio’s operations; domestic and foreign health care reforms and governmental laws and regulations; third-party relations and approvals, technological advances and patents attained by competitors; and challenges inherent in new product development, including obtaining regulatory approvals.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. Angio and RITA disclaim any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITA MEDICAL SYSTEMS, INC.

Date: January 25, 2007	By: /s/ Michael D. Angel
Michael D. Angel
Chief Financial Officer